NASDAQ: BLIN

BRIDGELINE DIGITAL

Investor Presentation

September 2020


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Safe Harbor Statement

The information in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statement by use of the words "may," "will," "should," "plans," "explores," "expects," "anticipates," "continues," "estimates," "projects," "intends," and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in customer order patterns, changes in customer offering mix, continued success in technological advances and delivering technological innovations, delays due to issues with outsourced service providers, and various other factors beyond the control of Bridgeline Digital, Inc. (the "Company"). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on December 27, 2019, as well as any updates to those risk factors that may be filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

This presentation includes statistical and other industry and market data that the Company obtained from the industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While the Company believes that these industry publications and third-party research, surveys and studies are reliable, the Company has not independently verified such data and the Company does not make any representation as to the accuracy of the information.

Investment Highlights


Revenue
3,000
2,500
2,000
1,500
1,000
500
Q1 FY19
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20
Q3 FY20
Subscription
Services

7 consecutive quarters of subscription revenue growth


Sales
10
8
6
4
2
0
Q1 FY20
Q2 FY20
Q3 FY20
*Q4 FY20

More sales in Q3 than Q1 & Q2 combined
More sales in Q4 than Q3

Name	Ticker	Revenue	EBITDA	Enterprise Value	EV / Rev
Bango	BGO.L	$9M	($1M)	$106M	11X
Izea Worldwide	IZEA	$19M	($5M)	$56M	3x
SharpSpring	SHSP	$23M	($9.25M)	$120M	5x
Elastic N.V.	ESTC	$428M	($158M)	$9,370M	22X
HubSpot	HUBS	$675M	$1M	$13,170M	17x
Box Software	BOX	$696M	($81.18M)	$3,160M	4x
Wix	WIX	$761M	($63.5M)	$15,930M	19x
Shopfy	SHOP	$1,578M	($105M)	$127,060M	61x
Bridgeline	BLIN	$10M	$2M	$9M	1x

Profitable software company
trading at 1x revenue

Company

- Cloud software in Marketing Technology
- Help online retailers grow revenue
- Touchless sales model

Q3 FY20 Results *(fiscal year ends sept 30)*

- 22% subscription revenue growth
- Positive operating income / Adj EBITDA
- Q3 sales beat previous 2 qtrs combined
- Sufficient cash to execute business plan
- No debt other than $1M PPP loan
- No preferred stock dividends

Q4 FY20 Guidance

- Growth in subscription revenue
- Positive operating income / Adj EBITDA
- Q4 sales beating Q3
- PPP loan to be forgiven - $0.23/share

* Q4 FY20 sales through August 31, 2020

BRIDGELINE DIGITAL

Company

Marketing Technology

Powering digital experiences across Websites, eCommerce, Email Marketing & Social Media Channels

Rapidly evolving market thanks to AI, Mobile, and Voice to encompass all aspects of customer engagement


Edit Content Properties


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974,821
27
14,660
Activity Performance

- **Manage Content & Data**
  Robust platform for publishing timely content updates, managing eCommerce operations and launching online marketing campaigns.
- **Mobile-First Experience**
  Consistent experiences across various devices for increased accessibility and engagement.
- **Automated Marketing & Personalization**
  Intelligent solutions for attracting, engaging, nurturing and converting prospects to loyal customers.

200 Customers Across 3 Continents

Franchise	Finance	Manufacturing	Healthcare	Retail
SportClips HAIRCUTS	Deloitte.	CATERPILLAR	AstraZeneca	Hammacher Schlemmer
7 ELEVEN	Manulife	TRIUMPH	Bristol-Myers Squibb	PNY Make Life Simple
The UPS Store	ESL Federal Credit Union	deflecto	endo	sugarfina
sears	Corona direct	xylem Let's Solve Water	Montefiore	LILLIAN VERNON
CVS	AmerisourceBergen	RAM TOOL CONSTRUCTION SUPPLY CO.	Hartford HealthCare	co-op SUPERSTORES

Market Trends



2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Digital Marketing Content Management
Web Experience Management
Web & Social Media CM
Digital Asset Management
Content Analytics
Web Creation & Editing Tools

Growth of Customer Experience Market

- 22% CAGR projected to $18B by 2023
- Fragmented with platforms and point solutions

Platforms

- Foundation for online marketing
- Require extensive customization
- Purchased once every 5 years

Apps

- Extend platforms
- Out of the Box
- Purchased as needed

Bridgeline is Unique

- Platform with customers using Bridgeline as foundation
- Apps compatible with Bridgeline and competitive platforms

Sources:
- www.psmarketresearch.com/market-analysis/web-content-management-market
- www.chiefmartec.com/2020/04/marketing-technology-landscape-2020-martech-5000
- www.marketwatch.com/press-release/customer-experience-management-market-2019-2023-key-findings-global-trends-regional-analysis-growth-top-key-players-profiles-and-future-prospects-2019-04-09

BRIDGELINE DIGITAL

Expanding our Total Addressable Market

Platform

CONTENT
Publishing
Enterprise Search
SEO Management
Workflows
Translation

COMMERCE
Catalog
Cart & Checkout
Shipping & Payments
Coupons
Personalization

PORTAL
Native Salesforce
Compliance
Authenticated Users
Omni-Channel
Intranet

Apps

MARKETING
Email Marketing
Lead Capture
Automation
Segmentation
Landing Pages

PAGES
Franchise Pages
Store Locator
Traffic & SEO
Email
Online Order

TRANSLATE
Translation
Workflow
Language
Industry Solutions
International SEO

INSIGHTS
Dashboards
Performance
Heatmapping
Recording
Funnel Analysis

SEARCH
Natural Language
Machine Learning
Merchandising
Product Finder
Search Analytics

Platform
- Customers ready to re-platform
- Purchase once every 5-years
- Enterprise sales cycle

Apps
- Customers unwilling to platform
- Purchase as needed
- Touchless sales cycle

Revenue360

REVENUE = TRAFFIC x CONVERSION x AOV


TRAFFIC
CONVERSION
REVENUE
AOV

Understanding Our Customer

- VP eCommerce
- Online revenue growth is primary goal
- Has to guess at components of revenue equation

Making Apps Easy to Buy

- Separate key features into à la carte apps
- Compatible with competitive platforms
- Out-of-the-box
- At a glance ROI
- Marketplaces

Marketplaces – Superstores without Aisles


Marketplace

Platform

BIGCOMMERCE Magento unbound shopify SAP Hybris

Apps are "products" not "companies"

- Sea of apps without consistent purpose
- Must know product name to find it
- No benefit (revenue) categorization
- Can only search by feature (e.g. traffic)
- No strong branding across features


App Store

Download on the App Store

BRIDGELINE DIGITAL

Marketplaces – Branding Revenue Apps

HubSpot
Constant Contact
MOZ
semrush
unbounce
yext


TRAFFIC
CONVERSION
AOV

nosto
CELEBROS
segmentify
instantsearch+
algolia
UNBXD

nosto
Listen360
dotdigital
LISTRAK

Platform

BIGCOMMERCE Magento unbound shopify SAP Hybris

Apps are "products" not "companies"

- Sea of apps without consistent purpose
- Must know product name to find it
- No benefit (revenue) categorization
- Can only search by feature (e.g. traffic)
- No strong branding across features


App Store

Download on the App Store

Marketplaces – Bridgeline Connects the Dots

unbound

Traffic Builder
Pages



TRAFFIC
CONVERSION
REVENUE
AOV

unbound

Coupons
Search

unbound

Merchandiser
Recommendations

Platform

BIGCOMMERCE Magento unbound shopify SAP Hybris

Branding and Messaging

- Land grab in marketplaces
- Feature & benefit messaging for SEO
- Focus marketing on revenue category
- Freemium model
- OEM and open source to expand brand

Revenue 360 – Dashboard



BRIDGELINE
Dashboard
Recommendations
Customization
APPS
Loyalty
Mobile App
Email Campaigns
Social Media
Personalization
Traffic Builder
Reviews/Ratings
Traffic
Decrease 6.2%
20,000
10,000
5,000
1,000
0
Average
$74.22
Conversion
1,231
Top 10 Prod
Product
Gray Crewneck
Dark gray hood
Yeti Tumbler
Meyers Dish Soa
Striped Henley
Navy zip up hoodie
Tide detergent
Rae Dunn Candle
$46.32
$35.51
$27.28
Traffic Builder
Loyalty
Personalization

Cross Sale Dashboards

- Cross-sale recommendations
- At a glance ROI with positive reinforcement
- Freemium apps get dashboard onto desktop

Revenue from Every Angle

- Artificial intelligence
- Trusted advisor
- Recommends what you need – this is unlike other apps that only services one dimension of the revenue equation

Touchless Sales

Platforms – Enterprise Sales Cycle

- 6 months
- $200K sales exec
- Travel and entertainment
- Expensive marketing, e.g. conferences
- $2M Booking Quota per Rep = 5 sales / year
  - $1M services over 6 months
  - $1M subscription over 36 months = $28K MRR

Apps – Touchless Sales Cycle

- 6 months
- $100K inside sales rep
- No travel
- Marketplaces and online adds
- $1M Booking Quota per Rep = 6 sales / month
  - $0M services
  - $1M subscription over 24 months = $42K MRR



Freemium
No Touch Self-Service
Light Touch Inside Sales
High Touch Inside Sales
Field Sales
Field Sales with SE's
Rough Estimates of Cost of Customer Acquisition (CAC)
$0-$10
$50 – $200
$1,000 - $2,000
$3,000 - $8,000
$25,000 – $75,000
$75,000 – $200,000

Sources:
- www.forentrepreneurs.com/sales-complexity

BRIDGELINE DIGITAL

Revenue 360 – Acquisition Strategy


2011
Marketing Technology Landscape
2012
Marketing Technology Landscape
2014
2015
2016
2017
2018
2019
2020
~150
~350
~1,000
~2,000
~3,500
~5,000
~6,800
~7,000
8,000

Recent Acquisitions

seevolution

STANTIVE Technologies Group

M&A Market

- Apps are "products" and not "companies"
- Target rich environment

Target Criteria

- App in marketplaces
- Revenue360
- $2M - $5M revenue
- Accretive bottom line

Integration

- Wrap Rev360 dashboard around UI
- Analytics for AI recommendation

Cross Sales

- Dashboard
- Touchless sales team

Sources:
- www.chiefmartec.com/2020/04/marketing-technology-landscape-2020-martech-5000

BRIDGELINE DIGITAL

Finance

Income Statement

	Q1 FY20	Q2 FY20	Q3 FY20	Guidance Q4 FY20
Revenue				
Services	1,096	899	714	
Subscription & License	1,736	1,840	1,919	GROWTH
Revenue	**2,832**	**2,738**	**2,633**	
Cost of Goods Sold	**1,359**	**1,185**	**1,079**	
Gross profit	**1,473**	**1,554**	**1,554**	
Svc GM	48%	48%	45%	
Subscription GM	54%	61%	64%	GROWTH
Gross Margin	52%	57%	59%	GROWTH
Operating Expenses				
S&M	1,032	786	313	
G&A	750	723	464	
R&D	390	427	401	
Other OpEx	263	616	225	
Operating Expenses	2,434	2,550	1,403	
Operating Income	**(961)**	**(997)**	**151**	POSITIVE
Other Expenses / Warrants	1,104	1,819	(1,840)	
Net Income	**136**	**823**	**(1,700)**	WARRANTS
Adjusted EBITDA	**(664)**	**(329)**	**434**	POSITIVE

Q3 FY20 Results

- 22% y/y subscription & license growth
- Services revenue decline due to apps
- Subscription GM growth due to apps
- Positive Op Income and Adj. EBITDA
- Net Income has non-cash fluctuations in Other Expenses from Warrants

Q4 FY20 Guidance

- Positive Op Income and Adj. EBITDA
- Subscription revenue growth
- Gross margin growth

Balance Sheet

	Q1 FY20	Q2 FY20	Q3 FY20	Guidance Q4 FY20
Assets				
Current assets				
Cash and cash equivalents	408	234	1,165	
Other current assets	1,511	1,202	-	
Current assets	**1,919**	**1,437**	-	
Property and equipment, net	745	652	577	
Intangible assets, net	3,269	3,040	2,831	
Goodwill	5,557	5,557	5,557	
Other assets	83	102	83	
Assets	**11,572**	**10,787**	**9,048**	
Liabilities				
Current liabilities				
Accounts payable	1,909	2,235	1,869	
Accrued liabilities	1,145	1,316	588	
Debt, current portion	-	-	562	**FORGIVEN**
Deferred revenue	1,963	1,739	1,779	
Current liabilities	**5,016**	**5,290**	**4,798**	
Debt, net of current portion	-	-	582	**FORGIVEN**
Other long term liabilities	2,671	827	2,670	
Liabilities	**7,687**	**6,117**	**8,050**	
Equity	**3,885**	**4,670**	**998**	
Liabilities and Equity	**11,572**	**10,787**	**9,048**	

Assets

- $931K Cash Increase
- $75K A/R Decrease

Liabilities

- Only debt is PPP loan
- $366K A/P Decrease
- $40K Deferred Revenue Increase
- Q4 deferred revenue drops with cash

Equity

- No more dividends for preferred stock

PPP Loan

- $1,048K PPP loan
- PPP Loan expected to be forgiven
- Forgiven PPP loan = $0.23 / share

Cap Table

Jun 30, 2020	as converted to common
Common Stock	4,420,170
Preferred Series A	-
Preferred Series C	38,889
Warrants	5,492,879
Employee Stock Options	593,201
TOTAL	**10,545,139**

Preferred Stock

- No more dividends
- Series A – all converted at $1.75
- Series C – no rights, no dividends

Warrants

- Exercise Price ~ $4.00
- Cash warrants to add $22M
- Half expire March 2021
- Half expire Sept 2024

Comps

Name	Ticker	Revenue	EBITDA	Enterprise Val	EV / Rev
Bango	BGO.L	$9M	($1M)	$106M	11X
Izea Worldwide	IZEA	$19M	($5M)	$56M	3x
SharpSpring	SHSP	$23M	($9.25M)	$120M	5x
Elastic N.V.	ESTC	$428M	($158M)	$9,370M	22X
HubSpot	HUBS	$675M	$1M	$13,170M	17x
Box Software	BOX	$696M	($81.18M)	$3,160M	4x
Wix	WIX	$761M	($63.5M)	$15,930M	19x
Shopfy	SHOP	$1,578M	($105M)	$127,060M	61x
Bridgeline	BLIN	$10M	$2M	$9M	1x

Industry trading over 3x revenue
BLIN can trade at $6

- Profitable
- Growing subscription revenue
- Only debt is $1M PPP loan to be forgiven
- High average daily volume
- Trading at discount to comps
- No capital required

BRIDGELINE
DIGITAL

Q&A

Investment Highlights


Revenue
3,000
2,500
2,000
1,500
1,000
500
Q1 FY19
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20
Q3 FY20
Subscription
Services

7 consecutive quarters of subscription revenue growth


Sales
10
8
6
4
2
0
Q1 FY20
Q2 FY20
Q3 FY20
*Q4 FY20

More sales in Q3 than Q1 & Q2 combined
More sales in Q4 than Q3

Name	Ticker	Revenue	EBITDA	Enterprise Value	EV / Rev
Bango	BGO.L	$9M	($1M)	$106M	11X
Izea Worldwide	IZEA	$19M	($5M)	$56M	3x
SharpSpring	SHSP	$23M	($9.25M)	$120M	5x
Elastic N.V.	ESTC	$428M	($158M)	$9,370M	22X
HubSpot	HUBS	$675M	$1M	$13,170M	17x
Box Software	BOX	$696M	($81.18M)	$3,160M	4x
Wix	WIX	$761M	($63.5M)	$15,930M	19x
Shopfy	SHOP	$1,578M	($105M)	$127,060M	61x
Bridgeline	BLIN	$10M	$2M	$9M	1x

Profitable software company trading at 1x revenue

Company

- Cloud software in Marketing Technology
- Help online retailers grow revenue
- Touchless sales model

Q3 FY20 Results *(fiscal year ends sept 30)*

- 22% subscription revenue growth
- Positive operating income / Adj EBITDA
- Q3 sales beat previous 2 qtrs combined
- Sufficient cash to execute business plan
- No debt other than $1M PPP loan
- No preferred stock dividends

Q4 FY20 Guidance

- Growth in subscription revenue
- Positive operating income / Adj EBITDA
- Q4 sales beating Q3
- PPP loan to be forgiven - $0.23/share

* Q4 FY20 sales through August 31, 2020